Exhibit 10.18

AMENDMENT NO. 5
TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO SECURITY AGREEMENT

This AMENDMENT NO. 5 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO SECURITY AGREEMENT (this “Amendment”) is dated as of December 3, 2019 and is entered into by and among GENESIS HEALTHCARE, INC., a Delaware corporation (“Genesis Healthcare”), GENESIS HEALTHCARE LLC, a Delaware limited liability company (“Genesis Holdings”), FC-GEN OPERATIONS INVESTMENT, LLC, a Delaware limited liability company (“LLC Parent”), Genesis Healthcare’s direct and indirect subsidiaries listed on Annex I-A hereto (together with Genesis Healthcare, Genesis Holdings and LLC Parent, collectively, “Borrowers”), MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as administrative agent (successor-by-assignment to Healthcare Financial Solutions, LLC, in such capacity, the “Administrative Agent”), and the Lenders party hereto and is made with reference to (i) that certain Fourth Amended and Restated Credit Agreement, dated as of March 6, 2018 (as amended or modified prior to the date hereof, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among Genesis Healthcare, certain Subsidiaries of Genesis Healthcare from time to time party thereto, the lenders from time to time party thereto and the Administrative Agent and (ii) that certain Third Amended and Restated Security, Guarantee and Collateral Agreement, dated as of March 6, 2018 (as amended or modified prior to the date hereof, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Security Agreement”), made by Genesis Healthcare, the other entities party thereto as Borrowers (as such term is defined therein), the parties thereto as Guarantors (as such term is defined therein) and each other Person (as such term is defined therein) becoming party thereto pursuant to Section 8.14 therein in favor of Administrative Agent for the Secured Parties.  Unless otherwise stated, capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS,  Borrowers have requested, and Administrative Agent and the Lenders have agreed, to amend the Credit Agreement and the Security Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO CREDIT AGREEMENT Subject to the terms and conditions of this Amendment, including, without limitation, the conditions to effectiveness set forth in Section III below, the Credit Agreement is amended as follows.

1.1 New Defined Terms. The following definition shall be added under Section 1.1 of the Credit Agreement in alphabetical order:

“Investment Threshold Date” shall mean September 12, 2019.

1.2 Amended Defined Terms. The definition of “Termination Fee” set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and restated to read as follows:

“Termination Fee” means, as applicable:

(a) the fee payable upon prepayment of the Revolving Credit Facility pursuant to Sections 2.7, 2.8 and 9.2 in an amount equal to (i) if such prepayment is made prior to the second anniversary of the Closing Date, 2.0% of the portion of the Revolving Credit Commitment terminated and (ii) on or after the second anniversary of the Closing Date, 1.5% of the Revolving Credit Commitment terminated; and

(b) the fee payable upon prepayment of the Closing Date Term Loan pursuant to Sections 2.7, 2.8 and 9.2 in an amount equal to (i) if such prepayment is made prior to the second anniversary of the Closing Date, 2.0% of Closing Date Term Loan prepaid and (ii) on or after the second anniversary of the Closing Date, 1.5% of the Closing Date Term Loan prepaid;

provided, that following a refinancing of the Obligations in connection with which MCF serves as the administrative agent and a lender, MCF’s Pro Rata Share of the Termination Fee shall be waived.”

1.3 Minimum Liquidity. Section 5.6 of the Credit Agreement is hereby deleted in its entirety and restated to read as follows:

“5.6Minimum Liquidity.  Permit the Liquidity of Ultimate Parent its Subsidiaries (other than Non-Borrower Subsidiaries but including HUD Sub-Facility Entities) on a Consolidated Basis, as of the last day of each calendar month to be less than $55,000,000.”

1.4 Liens; Put and Call Arrangements. Section 8.2(w) of the Credit Agreement is hereby deleted in its entirety and restated to read as follows:

“(w) in the case of any Investments in joint ventures permitted under Section 8.4(t) hereof, any put and call arrangements related to its Equity Interests and Equity Equivalents set forth in its Constituent Documents or any related joint venture or similar agreement;”

1.5 Liens; Joint Ventures. Section 8.2(y) of the Credit Agreement is hereby deleted in its entirety and restated to read as follows:

“(y)Liens in the Equity Interests or Equity Equivalents of a joint venture granted in connection with the pledge or transfer of the Equity Interests or Equity Equivalents of a joint venture permitted under Section 8.4(t) hereof;”

1.6 Investments. Section 8.4(t) of the Credit Agreement is hereby deleted in its entirety and restated to read as follows:

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“(t)so long as no Default or Event of Default shall have occurred and be continuing at the time thereof or would result therefrom, Investments in joint ventures in an amount not to exceed $100,000,000 at any time outstanding, provided (i) such Investments were in existence as of, and including, the Investment Threshold Date or (ii) such Investments are made in connection with that certain joint venture transaction with New Generation Health, LLC and known as Bold Quail Holdings LLC.”

SECTION II. AMENDMENT TO SECURITY AGREEMENT

Excluded Assets.  Subject to the terms and conditions of this Amendment, including, without limitation, the conditions to effectiveness set forth in Section III below, clause (vii) of the definition of “Excluded Assets” set forth in the proviso of Section 3.1 of the Security Agreement is hereby deleted in its entirety and restated to read as follows:

(vii)interests in partnerships, joint ventures and Subsidiaries whose Equity Interests are not all owned by a Grantor, Investments in which are permitted pursuant to Section 8.4(t) of the Credit Agreement, which interests cannot be pledged without the consent of one or more third parties except to the extent the prohibition is with respect to a tenant or any other entity under a Material Master Lease or its Subsidiaries in a Material Master Lease (unless otherwise restricted or limited by the Master Lease Intercreditor Agreements and any other intercreditor agreement entered into pursuant to Section 7.16 of the Credit Agreement) or is ineffective under the applicable anti-assignment provisions under 9-406, 9-407, 9-408 or 9-409 of the UCC or other Requirement of Law; provided that the Borrowers shall use commercially reasonable efforts to obtain any required consent from the applicable third party;

SECTION III. CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon Administrative Agent’s receipt of this fully executed Amendment which shall be originals, facsimiles or “pdf” or similar electronic format (followed promptly by originals) unless otherwise specified, properly executed by a Responsible Officer of the signing Loan Party and each Lender whose consent is required hereunder.

SECTION IV. Costs, Fees and Expenses.

Borrowers shall be responsible for the payment of all reasonable costs, fees and expenses of Agent’s counsel incurred in connection with the preparation of this Amendment and any related documents.  If Administrative Agent uses in-house counsel for any of these purposes, Borrowers shall be responsible for reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Administrative Agent for the work performed; provided that, in accordance with Section 11.3 of the Credit Agreement, the rate charged for such work performed by in-house counsel shall not exceed $450.00 per hour, and Borrowers shall not be liable for in-house legal fees for the same matters on which outside legal counsel has been engaged.  All such costs, fees and expenses shall be paid with proceeds of Revolving Loans.

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SECTION V. Confirmation of Representations and Warranties; Liens; No Default.

Each Loan Party that is party hereto hereby confirms that (i) all of the representations and warranties set forth in the Loan Documents to which it is a party continue to be true and correct in all material respects as of the date hereof as if made on the date hereof and as if fully set forth herein, except to the extent (A) such representations and warranties by their terms expressly relate only to a prior date (in which case such representations and warranties shall be true and correct in all material respects as of such prior date) or (B) any such representation or warranty is no longer true, correct or complete due to the occurrence of one or more events that are permitted to occur (or are not otherwise prohibited) under the Loan Documents, (ii) there are no continuing Defaults or Events of Default that have not been waived or cured, (iii) subject to the terms and conditions of the Loan Documents, Administrative Agent has and shall continue to have valid, enforceable and perfected Liens on the Collateral with the priority set forth in the Intercreditor Agreement, for the benefit of the Secured Parties, pursuant to the Loan Documents or otherwise granted to or held by Administrative Agent, for the benefit of the Secured Parties, subject only to Permitted Liens, and (iv) the agreements and obligations of Borrowers and each other Loan Party contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of Borrowers and each other Loan Party, enforceable against Borrowers and each other Loan Party in accordance with their respective terms, except to the extent limited by general principles of equity and by bankruptcy, insolvency, fraudulent conveyance, or other similar laws affecting creditors’ rights generally.

SECTION VI. REAFFIRMATION OF LOAN DOCUMENTS

6.1 By executing and delivering this Amendment, each Loan Party hereby (i) reaffirms, ratifies and confirms its Obligations under the Loan Documents, each as may be amended hereby, (ii) agrees that this Amendment shall be a “Loan Document” under the Credit Agreement and (iii) hereby expressly agrees that the Credit Agreement, the Security Agreement and each other Loan Document shall remain in full force and effect as modified by this Amendment. Each Lender executing this Amendment hereby declines the issuance of one or more Notes evidencing its Commitment.

6.2 Without limiting the generality of the foregoing, each Loan Party hereby confirms its pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment or any of the transactions contemplated thereby, such pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, as supplemented, amended, amended and restated or otherwise modified in connection with this Amendment and the transactions contemplated hereby, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations.

SECTION VII. RELEASE OF ADMINISTRATIVE AGENT AND LENDERS

As of the date of this Amendment, each Loan Party (a) agrees that, to its knowledge, Administrative Agent and each Lender has fully complied with its obligations under each Loan

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Document required to be performed prior to the date hereof, (b) agrees that no Loan Party has any defenses to the validity, enforceability or binding effect of any Loan Document and (c) fully and irrevocably releases any claims of any nature whatsoever that it may now have against Administrative Agent, and each Lender and relating in any way to this Amendment, the Loan Documents or the transactions contemplated hereby or thereby.

SECTION VIII. MISCELLANEOUS

8.1 Effect on Other Loan Documents.  Except as expressly set forth in this Amendment, the Credit Agreement, the Security Agreement and all other Loan Documents shall remain unchanged and in full force and effect. This Amendment shall be limited precisely and expressly as drafted and shall not be construed as consent to the amendment, restatement, modification, supplementation or waiver of any other terms or provisions of the Credit Agreement, the Security Agreement or any other Loan Document.

8.2 Headings.  Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment or any other Loan Document.

8.3 Loan Document. This Amendment shall constitute a “Loan Document” under the terms of the Credit Agreement.

8.4 Costs and Expenses. The payment of all fees, costs and expenses incurred by Administrative Agent in connection with the preparation and negotiation of this Amendment shall be governed by Section 11.3 of the Credit Agreement.

8.5 Successors/Assigns. This Amendment shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Loan Documents.

8.6 Applicable Law; Miscellaneous.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.  The provisions of Sections 11.13, 11.14 and 11.15 of the Credit Agreement are incorporated by reference herein and made a part hereof.

8.7 Counterparts.  This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof. Any party delivering an executed counterpart of this Amendment by facsimile transmission or Electronic Transmission shall also deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment.

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8.8 Further Assurances.  Each of the Loan Parties shall execute and deliver such additional documents and take such additional actions as may be reasonably requested by Administrative Agent to effectuate the purposes of this Amendment.

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BORROWERS:	GENESIS HEALTHCARE, INC., a Delaware corporation By: /s/ Michael S. Sherman Michael S. Sherman Senior Vice President, Secretary and Assistant Treasurer
FC-GEN OPERATIONS INVESTMENT, LLC, a Delaware limited liability company By: /s/ Michael S. Sherman Michael S. Sherman Senior Vice President, Secretary and Assistant Treasurer
GENESIS HEALTHCARE LLC, a Delaware limited liability company By: /s/ Michael S. Sherman Michael S. Sherman Senior Vice President, Secretary and Assistant Treasurer

EACH OF THE ENTITIES LISTED ON ANNEX I-A ATTACHED HERETO:

By: FC-GEN Operations Investments, LLC, its authorized agent

By:
  /s/ Michael S. Sherman
Michael S. Sherman
Senior Vice President, Secretary and Assistant Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 5 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO SECURITY AGREEMENT

By: Apollo Capital Management GP, LLC By:_/s/ Maurice Amsellem Maurice Amsellem Authorized Signatory
ADMINISTRATIVE AGENT:

MIDCAP FUNDING IV TRUST, a Delaware statutory trust

By:  Apollo Capital Management, L.P.

Its:  Investment Manager

By:  Apollo Capital Management GP, LLC

Its:  General Partner

By:_/s/ Maurice Amsellem

Maurice Amsellem

Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 5 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO SECURITY AGREEMENT

By: Apollo Capital Management GP, LLC By:/s/ Maurice Amsellem Maurice Amsellem Authorized Signatory
LENDERS:

MIDCAP FUNDING V TRUST, a Delaware statutory trust

By:  Apollo Capital Management, L.P.

Its:  Investment Manager

By:  Apollo Capital Management GP, LLC

Its:  General Partner

By:/s/ Maurice Amsellem

Maurice Amsellem

Authorized Signatory

MIDCAP FUNDING IV TRUST, a Delaware statutory trust

By:  Apollo Capital Management, L.P.

Its:  Investment Manager

By:  Apollo Capital Management GP, LLC

Its:  General Partner

By:/s/ Maurice Amsellem

Maurice Amsellem

Authorized Signatory

MIDCAP FUNDING XVI TRUST, a Delaware statutory trust

By:  Apollo Capital Management, L.P.

Its:  Investment Manager

By:  Apollo Capital Management GP, LLC

Its:  General Partner

By:/s/ Maurice Amsellem

Maurice Amsellem

Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 5 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO SECURITY AGREEMENT

MIDCAP FUNDING XXX TRUST, a Delaware statutory trust

By:  Apollo Capital Management, L.P.

Its:  Investment Manager

By:  Apollo Capital Management GP, LLC

Its:  General Partner

By:/s/ Maurice Amsellem

Maurice Amsellem

Authorized Signatory

LENDERS:

MCO 2 LIMITED PARTNERSHIP

By:  Apollo Capital Management, L.P.

Its:  Investment Manager

By:  Apollo Capital Management GP, LLC

Its:  General Partner

By:/s/ Maurice Amsellem

Maurice Amsellem

Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 5 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO SECURITY AGREEMENT

Its: Advisor By: ACC Management GP, LLC Its” General Partner By: /s/ Joseph D. Glatt Joseph D. Glatt Authorized Signatory
LENDERS:	APOLLO INVESTMENT CORPORATION By: Apollo Investment Management, L.P. Its: Advisor By: ACC Management GP, LLC Its” General Partner By: /s/ Joseph D. Glatt Joseph D. Glatt Authorized Signatory

Tranquilidade Diversified Income ICAV, an Umbrella Irish Collective Asset-Management Vehicle with Segregated Liability between its Sub-Funds, acting in respect of its Sub-Fund, Tranquilidade Loan Origination Fund

By:  Apollo Management International LLP,

Its:  Portfolio Manager

By:  AMI (Holdings), LLC
Its:  Member

By: /s/ Joseph D. Glatt

Joseph D. Glatt

Vice President

AMISSIMA DIVERSIFIED INCOME ICAV,

an Umbrella Irish Collective Asset-Management Vehicle with Segregated Liability between its Sub-Funds, acting in respect of its Sub-Fund, Amissima Loan Origination Fund

By:  Apollo Management International LLP

Its:  Portfolio Manager

By:  AMI (Holdings), LLC

Its:  Member

By: /s/ Joseph D. Glatt

Joseph D. Glatt

Vice President

SIGNATURE PAGE TO AMENDMENT NO. 5 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO SECURITY AGREEMENT

LENDERS:

APOLLO CREDIT FUNDS ICAV, an Umbrella Irish Collective Asset Management Vehicle with Segregated Liability between its Sub-Funds, acting in respect of its Sub-Fund, Apollo Helius Loan Fund

By:  ACF Europe Management, LLC
Its:  Portfolio Manager

By:  Apollo Capital Management, L.P.

Its:  Sole Member

By:  Apollo Capital Management GP, LLC
Its:  General Partner

By: /s/ Joseph D. Glatt

Joseph D. Glatt

Vice President

BCSSS INVESTMENTS 2 S.À R.L.

By:  Apollo Capital Management, L.P.

Its:  Investment Manager

By:  Apollo Capital Management GP, LLC

Its:  General Partner

By: /s/ Joseph D. Glatt

Joseph D. Glatt

Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 5 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO SECURITY AGREEMENT

pollo Insurance Solutions Group LLC Its Investment Adviser Name: Matt O’Mara Title: Partner
LENDERS:	AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY By: Apollo Insurance Solutions Group LLC Its Investment Adviser By: /s/ Matt O’Mara Name: Matt O’Mara Title: Partner
MIDLAND NATIONAL LIFE INSURANCE COMPANY By: Athene Asset Management LLC Its Investment Adviser By: /s/ Matt O’Mara Name: Matt O’Mara Title: Partner

SIGNATURE PAGE TO AMENDMENT NO. 5 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO SECURITY AGREEMENT

MidCap Financial Services Capital Management, LLC Its:Collateral Manager /s/ Hilary Moore Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 5 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO SECURITY AGREEMENT

LENDERS:	WOODMONT 2017-1 TRUST By:MidCap Financial Services Capital Management, LLC Its:Collateral Manager By: /s/ Hilary Moore Authorized Signatory
WOODMONT 2017-2 TRUST By:MidCap Financial Services Capital Management, LLC Its:Collateral Manager By: /s/ Hilary Moore Authorized Signatory
WOODMONT 2017-3 LP By:MidCap Financial Services Capital Management, LLC Its:Collateral Manager By: /s/ Hilary Moore Authorized Signatory
WOODMONT 2018-4 TRUST By:MidCap Financial Services Capital Management, LLC Its:Collateral Manager By: /s/ Hilary Moore Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 5 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO SECURITY AGREEMENT

LENDERS:	WOODMONT 2018-5 TRUST By:MidCap Financial Services Capital Management, LLC Its:Collateral Manager By: /s/ Hilary Moore Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 5 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO SECURITY AGREEMENT

/s/ Gregg Bresner Gregg Bresner President and Chief Information Officer
LENDERS:	33RD STREET FUNDING LLC By: /s/ Gregg Bresner Gregg Bresner President and Chief Information Officer
34TH STREET FUNDING LLC By: /s/ Gregg Bresner Gregg Bresner President and Chief Information Officer
CION SOF Funding, LLC By: Gregg Bresner President and Chief Information Officer

SIGNATURE PAGE TO AMENDMENT NO. 5 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO SECURITY AGREEMENT

ANNEX I-A

borrowers

Name
1 Emerson Drive North Operations LLC
1 Emerson Drive South Operations LLC
1 Glen Hill Road Operations LLC
1 Magnolia Drive Operations LLC
10 Woodland Drive Operations LLC
100 Chambers Street Operations LLC
100 Edella Road Operations LLC
100 St. Claire Drive Operations LLC
1000 Association Drive Operations LLC
1000 Lincoln Drive Operations LLC
1000 Orwigsburg Manor Drive Operations LLC
1000 Schuylkill Manor Road Operations LLC
101 13th Street Operations LLC
101 Mills Place Operations LLC
1020 South Main Street Operations LLC
1080 Silver Lake Boulevard Operations LLC
1104 Welsh Road Operations LLC
1113 North Easton Road Operations LLC
1145 Poquonnock Road Operations LLC
115 East Melrose Avenue Operations LLC
115 Sunset Road Operations LLC
1165 Easton Avenue Operations LLC
120 Murray Street Operations LLC
1201 Rural Avenue Operations LLC
1240 Pinebrook Road, LLC
1245 Church Road Operations LLC
1248 Hospital Drive Operations LLC
125 Holly Road Operations LLC
128 East State Street Associates, LLC
1350 E. Lookout Drive Operations LLC
1351 Old Freehold Road Operations LLC
140 Prescott Street Operations LLC
1405 S. Monroe Street Operations LLC
1420 South Black Horse Pike Operations LLC
144 Magnolia Drive Operations LLC
1501 SE 24th Road, LLC
1515 Lamberts Mill Road Operations LLC
1526 Lombard Street SNF Operations LLC
1539 Country Club Road Operations LLC
1543 Country Club Road Manor Operations LLC

Annex I-A - 1

Name
15810 South 42nd Street Operations LLC
16 Fusting Avenue Operations LLC
161 Bakers Ridge Road Operations LLC
1631 Ritter Drive Operations LLC
1650 Galisteo Street Operations LLC
1660 Hospital Drive Operations LLC
1680 Spring Creek Road Operations LLC
1700 Pine Street Operations LLC
1700 Wynwood Drive Operations LLC
1718 Spring Creek Road Operations LLC
1775 Huntington Lane, LLC
1801 Turnpike Street Operations LLC
1801 Wentworth Road Operations LLC
184 Bethlehem Pike Operations LLC
191 Hackett Hill Road Operations LLC
1980 Sunset Point Road, LLC
2 Deer Park Drive Operations LLC
20 Summit Street Operations LLC
200 Marter Avenue Operations LLC
200 Reynolds Avenue Operations LLC
200 South Ritchie Avenue Operations LLC
201 New Road Operations LLC
201 Wood Street Operations LLC
2015 East West Highway Operations LLC
205 Armstrong Avenue Operations LLC
215 West Brown Road Operations LLC
2101 Fairland Road Operations LLC
22 South Street Operations LLC
22 Tuck Road Operations LLC
2240 White Horse Mercerville Road Operations LLC
225 Evergreen Road Operations LLC
227 Evergreen Road Operations LLC
227 Pleasant Street Operations LLC
23 Fair Street Operations LLC
2305 Rancocas Road Operations LLC
239 Pleasant Street Operations LLC
24 Truckhouse Road Operations LLC
255 West Brown Road Operations LLC
2507 Chestnut Street Operations LLC
2600 Highlands Boulevard, North, LLC
2601 Evesham Road Operations LLC
261 Terhune Drive Operations LLC
262 Toll Gate Road Operations LLC

Annex I-A - 2

Name
279 Cabot Street Operations LLC
290 Hanover Street Operations LLC
290 Red School Lane Operations LLC
2900 Twelfth Street North, LLC
292 Applegarth Road Operations LLC
298 Main Street Operations LLC
3 Park Drive Operations LLC
30 Princeton Boulevard Operations LLC
30 West Avenue Operations LLC
300 Courtright Street Operations LLC
300 Pearl Street Operations LLC
3000 Balfour Circle Operations LLC
3001 Evesham Road Operations LLC
315 Upper Riverdale Road LLC
32 Hospital Hill Road Operations LLC
3227 Bel Pre Road Operations LLC
329 Exempla Circle Operations LLC
330 Franklin Turnpike Operations LLC
333 Grand Avenue Operations LLC
333 Green End Avenue Operations LLC
336 South West End Avenue Operations LLC
3485 Davisville Road Operations LLC
35 Marc Drive Operations LLC
35 Milkshake Lane Operations LLC
350 Haws Lane Operations LLC
3514 Fowler Avenue Operations LLC
3720 Church Rock Street Operations LLC
3809 Bayshore Road Operations LLC
3865 Tampa Road, LLC
390 Red School Lane Operations LLC
4 Hazel Avenue Operations LLC
40 Parkhurst Road Operations LLC
400 29th Street Northeast Operations LLC
400 Groton Road Operations LLC
400 Vision Drive Operations LLC
419 Harding Street Operations LLC
4140 Old Washington Highway Operations LLC
422 23rd Street Operations LLC
44 Keystone Drive Operations LLC
440 North River Street Operations LLC
450 East Philadelphia Avenue Operations LLC
455 Brayton Avenue Operations LLC
4602 Northgate Court, LLC

Annex I-A - 3

Name
462 Main Street Operations LLC
464 Main Street Operations LLC
475 Jack Martin Boulevard Operations LLC
4755 South 48th Street Operations LLC
4901 North Main Street Operations LLC
4927 Voorhees Road, LLC
50 Mulberry Tree Street Operations LLC
500 East Philadelphia Avenue Operations LLC
5101 North Park Drive Operations LLC
515 Brightfield Road Operations LLC
525 Glenburn Avenue Operations LLC
530 Macoby Street Operations LLC
536 Ridge Road Operations LLC
54 Sharp Street Operations LLC
5485 Perkiomen Avenue Operations LLC
549 Baltimore Pike Operations LLC
55 Cooper Street Operations LLC
55 Kondracki Lane Operations LLC
5501 Perkiomen Avenue Operations LLC
56 Hamilton Avenue Operations LLC
56 West Frederick Street Operations LLC
59 Harrington Court Operations LLC
590 North Poplar Fork Road Operations LLC
600 Paoli Pointe Drive Operations LLC
6000 Bellona Avenue Operations LLC
61 Cooper Street Operations LLC
610 Dutchman’s Lane Operations LLC
610 Townbank Road Operations LLC
613 Hammonds Lane Operations LLC
625 State Highway 34 Operations LLC
63 Country Village Road Operations LLC
642 Metacom Avenue Operations LLC
65 Cooper Street Operations LLC
650 Edison Avenue Operations LLC
70 Gill Avenue Operations LLC
700 Toll House Avenue Operations LLC
700 Town Bank Road Operations LLC
715 East King Street Operations LLC
72 Salmon Brook Drive Operations LLC
7232 German Hill Road Operations LLC
735 Putnam Pike Operations LLC
7395 W. Eastman Place Operations LLC
740 Oak Hill Road Operations LLC

Annex I-A - 4

Name
75 Hickle Street Operations LLC
7520 Surratts Road Operations LLC
7525 Carroll Avenue Operations LLC
77 Madison Avenue Operations LLC
7700 York Road Operations LLC
777 Lafayette Road Operations LLC
78 Opal Street LLC
8 Rose Street Operations LLC
800 West Miner Street Operations LLC
803 Hacienda Lane Operations LLC
8015 Lawndale Street Operations LLC
810 South Broom Street Operations LLC
8100 Washington Lane Operations LLC
825 SUMMIT STREET OPERATIONS LLC
84 Cold Hill Road Operations LLC
840 Lee Road Operations LLC
841 Merrimack Street Operations LLC
843 Wilbur Avenue Operations LLC
845 Paddock Avenue Operations LLC
850 Paper Mill Road Operations LLC
867 York Road Operations LLC
8710 Emge Road Operations LLC
8720 Emge Road Operations LLC
89 Morton Street Operations LLC
899 Cecil Avenue Operations LLC
905 Penllyn Pike Operations LLC
91 Country Village Road Operations LLC
9101 Second Avenue Operations LLC
920 South Main Street Operations LLC
93 Main Street SNF Operations LLC
932 Broadway Operations LLC
9701 Medical Center Drive Operations LLC
9738 Westover Hills Boulevard Operations LLC
98 Hospitality Drive Operations LLC
9940 West Union Hills Drive Operations LLC
Alexandria Care Center, LLC
Alta Care Center, LLC
Anaheim Terrace Care Center, LLC
Bay Crest Care Center, LLC
Belen Meadows Healthcare and Rehabilitation Center, LLC
Belmont Nursing Center, LLC
Brier Oak on Sunset, LLC
CareerStaff Unlimited, LLC

Annex I-A - 5

Name
Clairmont Longview Property, LLC
Clairmont Longview, LLC
Clovis Healthcare and Rehabilitation Center, LLC
Colonial Tyler Care Center, LLC
Courtyard JV LLC
Crestview Nursing, LLC
Diane Drive Operations LLC
Dracut JV LLC
Elmcrest Care Center, LLC
FC-GEN Hospice Holdings, LLC
Five Ninety Six Sheldon Road Operations LLC
Flatonia Oak Manor, LLC
Florida Holdings I, LLC
Florida Holdings II, LLC
Florida Holdings III, LLC
Fort Worth Center of Rehabilitation, LLC
Forty Six Nichols Street Operations LLC
Forty Six Nichols Street Property, LLC
Fountain Care Center, LLC
Fountain View Subacute and Nursing Center, LLC
Franklin Woods JV LLC
GEN Operations I, LLC
GEN Operations II, LLC
Genesis Administrative Services LLC
Genesis Bayview JV Holdings, LLC
Genesis CO Holdings LLC
Genesis CT Holdings LLC
Genesis DE Holdings LLC
Genesis Dynasty Operations LLC
Genesis Eldercare Network Services, LLC
Genesis ElderCare Physician Services, LLC
Genesis Eldercare Rehabilitation Services, LLC
Genesis Health Ventures of New Garden, LLC
Genesis Holdings LLC
Genesis IP LLC
Genesis LGO Operations LLC
Genesis MA Holdings LLC
Genesis MD Holdings LLC
Genesis NH Holdings LLC
Genesis NJ Holdings LLC
Genesis OMG Operations LLC
Genesis Operations II LLC
Genesis Operations III LLC

Annex I-A - 6

Name
Genesis Operations IV LLC
Genesis Operations LLC
Genesis Operations V LLC
Genesis Operations VI LLC
Genesis PA Holdings LLC
Genesis Partnership LLC
Genesis ProStep, LLC
Genesis RI Holdings LLC
Genesis Staffing Services LLC
Genesis TX Holdings LLC
Genesis VA Holdings LLC
Genesis VT Holdings LLC
Genesis WV Holdings LLC
GHC Burlington Woods Dialysis JV LLC
GHC Dialysis JV LLC
GHC Holdings II LLC
GHC Holdings LLC
GHC JV Holdings LLC
GHC Matawan Dialysis JV LLC
GHC Payroll LLC
GHC Randallstown Dialysis JV LLC
GHC SelectCare LLC
GHC TX Operations LLC
GHC Windsor Dialysis JV LLC
Granite Ledges JV LLC
Grant Manor LLC
Great Falls Health Care Company, L.L.C.
GRS JV LLC
Guadalupe Seguin Property, LLC
Guadalupe Valley Nursing Center, LLC
Hallettsville Rehabilitation and Nursing Center, LLC
Hallmark Investment Group, LLC
Hallmark Rehabilitation GP, LLC
Harborside Connecticut Limited Partnership
Harborside Danbury Limited Partnership
Harborside Health I LLC
Harborside Healthcare Advisors Limited Partnership
Harborside Healthcare Limited Partnership
Harborside Healthcare, LLC
Harborside Massachusetts Limited Partnership
Harborside New Hampshire Limited Partnership
Harborside North Toledo Limited Partnership
Harborside of Cleveland Limited Partnership

Annex I-A - 7

Name
Harborside of Dayton Limited Partnership
Harborside of Ohio Limited Partnership
Harborside Point Place, LLC
Harborside Rehabilitation Limited Partnership
Harborside Rhode Island Limited Partnership
Harborside Swanton, LLC
Harborside Sylvania, LLC
Harborside Toledo Business LLC
Harborside Toledo Limited Partnership
Harborside Troy, LLC
HBR Bardwell LLC
HBR Barkely Drive, LLC
Hbr Danbury, LLC
HBR Elizabethtown, LLC
HBR Kentucky, LLC
HBR Madisonville, LLC
HBR Owensboro, LLC
HBR Paducah, LLC
Hbr Stamford, LLC
Hbr Trumbull, LLC
HBR Woodburn, LLC
HC 63 Operations LLC
HHCI Limited Partnership
Hospitality Lubbock Property, LLC
Hospitality Nursing and Rehabilitation Center, LLC
Huntington Place Limited Partnership
Kansas City Transitional Care Center, LLC
Kennett Center, L.P.
KHI LLC
Klondike Manor LLC
Leisure Years Nursing, LLC
Lincoln Highway JV LLC
Lincoln Highway Operations LLC
Live Oak Nursing Center, LLC
Magnolia JV LLC
Marietta Healthcare, LLC
Maryland Harborside, LLC
Massachusetts Holdings I, LLC
Montebello Care Center, LLC
Monument La Grange Property, LLC
Monument Rehabilitation and Nursing Center, LLC
MS Exton Holdings, LLC
MS Exton, LLC

Annex I-A - 8

Name
Oakland Manor Nursing Center, LLC
Odd Lot LLC
Ohio Holdings I, LLC
Owenton Manor Nursing, LLC
PDDTSE LLC
Peak Medical Assisted Living, LLC
Peak Medical Colorado No. 2, LLC
Peak Medical Colorado No. 3, LLC
Peak Medical Idaho Operations, LLC
Peak Medical Las Cruces No. 2, LLC
Peak Medical Las Cruces, LLC
Peak Medical Montana Operations, LLC
Peak Medical New Mexico No. 3, LLC
Peak Medical of Boise, LLC
Peak Medical of Colorado, LLC
Peak Medical of Idaho, LLC
Peak Medical of Utah, LLC
Peak Medical Roswell, LLC
Peak Medical, LLC
Pine Tree Villa LLC
PM Oxygen Services, LLC
PROCARE ONE NURSES, LLC
Property Resource Holdings, LLC
Regency Health Services, LLC
Regency Nursing, LLC
Respiratory Health Services LLC
Rio Hondo Subacute and Nursing Center, LLC
Riverside Retirement Limited Partnership
Romney Health Care Center Limited Partnership
Route 92 Operations LLC
Royalwood Care Center, LLC
Saddle Shop Road Operations LLC
Salisbury JV LLC
Sharon Care Center, LLC
SHG Partnership, LLC
SHG Resources, LLC
Skies Healthcare and Rehabilitation Center, LLC
Skiles Avenue and Sterling Drive Urban Renewal Operations LLC
Skilled Healthcare, LLC
Southwood Austin Property, LLC
Southwood Care Center, LLC
SR-73 AND LAKESIDE AVENUE OPERATIONS LLC
St. Anthony Healthcare and Rehabilitation Center, LLC

Annex I-A - 9

Name
St. Catherine Healthcare and Rehabilitation Center, LLC
St. Elizabeth Healthcare and Rehabilitation Center, LLC
St. John Healthcare and Rehabilitation Center, LLC
St. Theresa Healthcare and Rehabilitation Center, LLC
State Street Associates, L.P.
State Street Kennett Square, LLC
Stillwell Road Operations LLC
Summit Care Parent, LLC
Summit Care, LLC
Sun Healthcare Group, Inc.
SunBridge Beckley Health Care LLC
SunBridge Braswell Enterprises, LLC
SunBridge Brittany Rehabilitation Center, LLC
SunBridge Care Enterprises West, LLC
SunBridge Care Enterprises, LLC
SunBridge Carmichael Rehabilitation Center, LLC
SunBridge Circleville Health Care LLC
SunBridge Clipper Home of Portsmouth, LLC
SunBridge Clipper Home of Rochester, LLC
SunBridge Dunbar Health Care LLC
SunBridge Gardendale Health Care Center, LLC
SunBridge Glenville Health Care, LLC
SunBridge Hallmark Health Services, LLC
SunBridge Harbor View Rehabilitation Center, LLC
SunBridge Healthcare, LLC
SunBridge Marion Health Care LLC
SunBridge Meadowbrook Rehabilitation Center, LLC
SunBridge Mountain Care Management, LLC
SunBridge Nursing Home, LLC
SunBridge Paradise Rehabilitation Center, LLC
SunBridge Putnam Health Care LLC
SunBridge Regency - North Carolina, LLC
SunBridge Regency - Tennessee, LLC
SunBridge Retirement Care Associates, LLC
SunBridge Salem Health Care LLC
SunBridge Shandin Hills Rehabilitation Center, LLC
SunBridge Stockton Rehabilitation Center, LLC
SunBridge Summers Landing, LLC
SunDance Rehabilitation Agency, LLC
SunDance Rehabilitation Holdco, Inc.
SunDance Rehabilitation, LLC
SunMark of New Mexico, LLC
The Clairmont Tyler, LLC

Annex I-A - 10

Name
The Earlwood, LLC
The Heights of Summerlin, LLC
The Rehabilitation Center of Albuquerque, LLC
The Rehabilitation Center of Omaha, LLC
Three Mile Curve Operations LLC
Town and Country Boerne Property, LLC
Town and Country Manor, LLC
Vintage Park At San Martin, LLC
Wakefield Healthcare, LLC
Westfield Healthcare, LLC
Woodland Care Center, LLC
Woodspoint LLC

Annex I-A - 11